INTANGIBLE ASSETS, NET (Schedule of Estimated Annual Amortization Expense Related to Intangible Assets) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
INTANGIBLE ASSETS, NET [Abstract]
Amortization expenses	$ 5,716	$ 5,816	$ 7,027
2016	4,278
2017	3,311
2018	2,244
2019	1,629
2020 and Thereafter	1,232
Total	$ 12,694	$ 21,698